UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 15, 2013

CAPE BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-33934	26-1294270
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

225 North Main Street, Cape May Courthouse, New Jersey	08210
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:                                                                                     (609) 465-5600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On July 16, 2013, Cape Bancorp, Inc. (the “Company”) issued a press release announcing the completion of its first stock repurchase program.  The Company repurchased 667,239 shares of its common stock at an average price of $9.35 per share.

On July 15, 2013, the Company’s Board of Directors declared a cash dividend on the Company’s common stock of $0.05 per share.  The dividend will be payable to stockholders of record as of July 29, 2013 and is expected to be paid on August 12, 2013.

A copy of the press release dated July 16, 2013 is attached as Exhibit 99.1 to this report.

Item 9.01.                      Financial Statements and Exhibits

(a)	Financial statements of businesses acquired. None.

(b)	Pro forma financial information. None.

(c)	Shell company transactions: None.

(d)	Exhibits.

	99.1	Press release dated July 16, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CAPE BANCORP, INC.
DATE: July 16, 2013	By:	/s/ Guy Hackney
Guy Hackney
Chief Financial Officer